UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2017

ARCHROCK, INC.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9807 Katy Freeway, Suite 100
Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-8000

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported on Form 8-K filed by Archrock, Inc. (the "Company") on May 2, 2017, an advisory vote on the frequency of the future advisory votes on the compensation of our named executive officers was held at the Annual Meeting of Stockholders of the Company on April 26, 2017 (the "Annual Meeting").

Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for the Annual Meeting, and after taking into account the results of the stockholder advisory vote, the Board of Directors determined that the Company will continue to hold an annual advisory vote on the compensation of our named executive officers through the next stockholder advisory vote on the frequency of future advisory votes on compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

September 8, 2017	By:	/s/ David S. Miller
David S. Miller
Senior Vice President and Chief Financial Officer

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